UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 9, 2009
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

3303 Port and Harbor Drive Bay St Louis, Mississippi (Address of principal executive offices)	39520 (Zip Code)
Registrant’s telephone number, including area code: (228) 533-4480
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Plan Sponsorship Agreement dated January 9, 2009
Ex-10.2 Exit Financing Commitment - Senior Credit Facility Commitment Letter dated January 9, 2009.

Item 1.01. Entry into a Material Definitive Agreement.
     On January 9, 2009, Wellman, Inc. (the “Company”), certain of its subsidiaries (collectively, the “Debtors”), Sola, Ltd. and BlackRock Financial Management, Inc. (collectively with Sola, Ltd., the “Plan Sponsors”) entered into a Plan Sponsorship Agreement, in which the Plan Sponsors will invest $35 million dollars in Wellman Holdings, Inc. (“Reorganized Wellman”), a newly formed Delaware corporation that will hold 100% of the equity of the Company upon consummation of the Debtors’ Third Amended Joint Plan of Reorganization (as modified, the “Plan”) under Chapter 11 of the Bankruptcy Code. In exchange for such investment, the Plan Sponsors will receive common stock and $40 million in principal amount of second-lien secured convertible notes of Reorganized Wellman (the “Convertible Notes”), which represents on an as-converted basis 50% of the total common stock of Reorganized Wellman. This description of the Plan Sponsorship Agreement is qualified in its entirety by the copy thereof attached as Exhibit 10.1 hereto and which is incorporated by reference herein.
     On January 9, 2009, CIT Group/Business Credit, Inc., CIT Bank and CIT Capital Securities LLC (collectively, “CIT”), and the Company entered into a Senior Credit Facility Commitment Letter (the “Commitment Letter”), in which CIT committed to providing the Company with a $35 million revolving credit facility upon emergence from bankruptcy assuming that certain conditions are satisfied. This description of the Commitment Letter is qualified in its entirety by the copy thereof attached as Exhibit 10.2 hereto and which is incorporated by reference herein.
     Proceeds from the Plan Sponsors and senior credit facility will be used to repay amounts borrowed under the Debtor in Possession Credit Agreement and pay certain deferred financing fees, administrative expenses, priority claims, cure payments and professional fees associated with the consummation of the Company’s Plan (as defined below).
     On January 13, 2009, the Plan was confirmed by the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Consummation of the Plan is subject to numerous conditions, including those set forth in the Plan Sponsorship Agreement and the Commitment Letter.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits
     10.1 Plan Sponsorship Agreement dated January 9, 2009.
     10.2 Exit Financing Commitment — Senior Credit Facility Commitment Letter dated January 9, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
January 15, 2009	/s/ Keith R. Phillips
Keith R. Phillips
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Plan Sponsorship Agreement dated January 9, 2009.

10.2	Exit Financing Commitment — Senior Credit Facility Commitment Letter dated January 9, 2009.